SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K/A
                               (Amendment No. 2)

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  June 20, 1996



                         Seafield Capital Corporation
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            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
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     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)





Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

On July 10, 1996, the Registrant filed a Current Report on Form 8-K dated June 20, 1996 reporting the consummation of the acquisition by its 54% owned subsidiary, Response Oncology, Inc., of Jeffrey L. Paonessa, M.D., P.A. (Paonessa). On July 25, 1996, the Registrant filed Amendment No. 1 to this Form 8-K.

The Registrant hereby files this amendment No. 2 to the previously filed Form 8-K and Form 8-K (Amendment No. 1) to provide the
Registrant's pro forma financial information.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (a)  Financial Statements
          Audited Balance Sheet, Statement of Income, Statement of Shareholders' Equity, and Statement of Cash Flows, including footnotes, as of and for the year ended December 31, 1995 for Jeffrey L. Paonessa, M.D., P.A. (filed in the Registrant's Current Report on Form 8-K (Amendment No. 1) dated June 20, 1996 and incorporated herein by reference).

     (b)  Pro Forma Financial Information
          Pro Forma Consolidated Balance Sheet for Seafield Capital Corporation (Seafield) and Paonessa as of March 31, 1996 and Pro
Forma Consolidated Statements of Operations for Seafield and
Paonessa for the three months ended March 31, 1996 and the year ended December 31, 1995.

     (c)  Exhibits
          10(a) Form of the Stock Purchase Agreement by and among Response Oncology, Inc., Jeffrey L. Paonessa, M.D. and J. Paonessa, M.D., P.A. dated as of June 19, 1996 (filed as Exhibit 99.1 to Registrant's Form 8-K dated June 20, 1996 and incorporated herein by reference).

          10(b) Form of the Service Agreement dated as of June 19, 1996 by and among Response Oncology, Inc., J. Paonessa, M.D., P.A. and Jeffrey L. Paonessa, M.D. (filed as Exhibit 99.1 to
Registrant's Form 8-K (Amendment No. 1) dated June 20, 1996 and incorporated herein by reference).


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Financial Information
Basis of Presentation

The accompanying pro forma consolidated balance sheet as of March 31,1996 and the related pro forma consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 give effect to the acquisitions by Response Oncology, Inc.(Response), a 54% owned subsidiary of Seafield Capital Corporation (Seafield), of Jeffrey L. Paonessa, M.D., P.A. (Paonessa), Knoxville Hematology Oncology Associates
(KHOA) and Oncology Hematology Group of South Florida, P.A. (OHGSF), (collectively referred to as the "Groups") as if the acquisitions of the Groups had occurred on January 1, 1995. The pro forma information is based on the historical audited financial statements of Seafield and the Groups, giving effect to the acquisitions under the purchase method of accounting, and the assumptions and adjustments described in the accompanying notes to the pro forma consolidated financial information.

The pro forma statements have been prepared by Seafield's management based on the audited financial statements of the Groups. These pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements do not reflect the effect of expense reductions and other operational changes, which, in the opinion of Response, is likely to result in profitable operations for the Groups. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of Seafield.


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
March 31, 1996
(Unaudited)

                                        Historical    Previous      Pro forma                            Pro Forma      Total
                                         Company    Acquisitions   Adjustments    Subtotal   Paonessa   Adjustments   Pro Forma
                                        ---------------------------------------------------------------------------------------
                                                                              (in thousands)
ASSETS
 Current assets:
  Cash and cash equivalents           $    9,139         166           1,547        10,852        10       (9,448)      1,414
  Short-term investments                  70,597                     (10,000)       60,597                             60,597
  Accounts and notes receivable           24,609         999            (199)       25,409     1,179                   26,588
  Current income tax receivable            4,737                                     4,737                              4,737
  Deferred income taxes                    1,406                                     1,406                              1,406
  Other current assets                    12,966         109                        13,075       421          (30)     13,466
                                         ------------------------------------------------------------------------------------
    Total current assets                 123,454       1,274          (8,652)      116,076     1,610       (9,478)    108,208
 Property, plant and equipment            20,835       1,699            (148)       22,386       247         (247)     22,386
 Investments:
  Securities                               5,757                                     5,757                              5,757
  Oil and gas                              3,689                                     3,689                              3,689
 Intangible assets                        30,624                       7,091        37,715                 15,323      53,038
 Deferred income taxes                     7,171                                     7,171                              7,171
 Other assets                              1,143                                     1,143                              1,143
 Net assets of discontinued real
  estate operations                       40,686                                    40,686                             40,686
                                         ------------------------------------------------------------------------------------
                                      $  233,359       2,973          (1,709)      234,623     1,857        5,598     242,078
                                         ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Accounts payable                    $    7,772         245             318         8,335       315                    8,650
  Notes payable                            4,005       1,714          (1,714)        4,005                              4,005
  Other current liabilities                6,735          47             (47)        6,735                              6,735
                                         ------------------------------------------------------------------------------------
   Total current liabilities              18,512       2,006          (1,443)       19,075       315                   19,390
 Notes payable                             6,265          23             127         6,415                  5,100      11,515
 Other liabilities                         2,520          49             (49)        2,520                              2,520
                                         ------------------------------------------------------------------------------------
  Total liabilities                       27,297       2,078          (1,365)       28,010       315        5,100      33,425
                                         ------------------------------------------------------------------------------------
 Minority interests                       21,190                         551        21,741                  2,040      23,781
                                         ------------------------------------------------------------------------------------
Stockholders' equity:
  Preferred stock of $1 par value.
   Authorized 3,000,000 shares;
   none issued                               --                                        --                                 --
  Common stock of $1 par value.
   Authorized 24,000,000 shares;
   issued 7,500,000 shares                 7,500                                     7,500         1           (1)      7,500
  Paid-in capital                          1,747                                     1,747                              1,747
  Equity adjustment from foreign            (469)                                     (469)                              (469)
   currency translation
  Retained earnings                      206,045         895            (895)      206,045     1,541       (1,541)    206,045
                                         ------------------------------------------------------------------------------------
                                         214,823         895            (895)      214,823     1,542       (1,542)    214,823
  Less:
   Cost of 1,029,199 shares
     of treasury stk                      29,951                                    29,951                             29,951
                                         ------------------------------------------------------------------------------------
    Total stockholders' equity           184,872         895            (895)      184,872     1,542       (1,542)    184,872
                                         ------------------------------------------------------------------------------------
                                      $  233,359       2,973          (1,709)      234,623     1,857        5,598     242,078
                                         ====================================================================================


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Three months ended March 31, 1996
(Unaudited)

                                   Historical   Previous      Pro Forma                             Pro Forma       Total
                                    Company   Acquisitions   Adjustments    Subtotal     Paonessa   Adjustments    Pro Forma
                                   -----------------------------------------------------------------------------------------
                                                                         (in thousands)
REVENUES
  Healthcare services            $   14,950       1,567          (511)a,b     16,006       2,471        (697) a,b    17,780
  Insurance services                 11,669                                   11,669                                 11,669
  Other                                  16                                       16                                     16
                                    ---------------------------------------------------------------------------------------
    Total revenues                   26,635       1,567          (511)        27,691       2,471        (697)        29,465

COSTS AND EXPENSES
  Healthcare services                13,457         623            19 a,d     14,099       1,520        (175) a,d    15,444
  Insurance services                  5,308                                    5,308                                  5,308
  Other                                  45                                       45                                     45
  Selling, general,administrative     8,415         151                        8,566                                  8,566
                                    ---------------------------------------------------------------------------------------
Earnings (loss) from operations        (590)        793          (530)          (327)        951        (522)           102
  Investment income - net             1,170                                    1,170                                  1,170
  Interest expense                     (192)        (23)                        (215)                    (51)   c      (266)
  Other income/(loss)                    27          50           (50)            27          29         (29)            27
                                    ---------------------------------------------------------------------------------------
Earnings before income taxes            415         820          (580)           655         980        (602)         1,033
  Income taxes                          155                                      155                                    155
                                    ---------------------------------------------------------------------------------------
Earnings before minority interest       260         820          (580)           500         980        (602)           878
  Minority interest                     374                                      374                                    374
                                    ---------------------------------------------------------------------------------------
NET EARNINGS (LOSS)              $     (114)        820          (580)           126         980        (602)           504
                                    =======================================================================================


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Twelve months ended December 31, 1995
(Unaudited)

                                   Historical   Previous      Pro Forma                             Pro Forma        Total
                                    Company   Acquisitions   Adjustments    Subtotal     Paonessa   Adjustments    Pro Forma
                                   -----------------------------------------------------------------------------------------
                                                                         (in thousands)
REVENUES
  Healthcare services            $   56,410      14,723        (5,467)a,b     65,666       7,896      (1,978)a,b     71,584
  Insurance services                 55,862                                   55,862                                 55,862
  Other                               7,272                                    7,272                                  7,272
                                    ----------------------------------------------------------------------------------------
    Total revenues                  119,544      14,723        (5,467)       128,800       7,896      (1,978)       134,718

COSTS AND EXPENSES
  Healthcare services                52,838      10,839        (2,529)a,d     61,148       4,782        (581)a,d     65,349
  Insurance services                 23,598                                   23,598                                 23,598
  Other                               6,357                                    6,357                                  6,357
  Selling, general,administrative    42,300       1,090                       43,390                                 43,390
                                    ---------------------------------------------------------------------------------------
Earnings (loss) from operations      (5,549)      2,794        (2,938)        (5,693)      3,114      (1,397)        (3,976)
  Investment income - net             4,401                                    4,401                                  4,401
  Interest expense                     (124)       (270)         (591) c        (985)                   (204) c      (1,189)
  Other income/(loss)                (4,564)        297          (297)        (4,564)         55         (55)        (4,564)
                                    ---------------------------------------------------------------------------------------
Earnings (loss) before income taxes  (5,836)      2,821        (3,826)        (6,841)      3,169      (1,656)        (5,328)
  Income taxes                       (6,563)        210          (210) e      (6,563)                                (6,563)
                                    ---------------------------------------------------------------------------------------
Earnings (loss) before
  minority interest                     727       2,611        (3,616)          (278)      3,169      (1,656)         1,235
  Minority interest                   1,475                                    1,475                                  1,475
                                    ---------------------------------------------------------------------------------------
EARNINGS (LOSS) FROM
  CONTINUING OPERATIONS          $     (748)      2,611        (3,616)        (1,753)      3,169      (1,656)          (240)
                                    =======================================================================================


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Notes to Pro Forma Consolidated Financial Information


The accompanying pro forma consolidated financial information presents the pro forma financial condition of Seafield Capital Corporation and subsidiaries (Seafield) as of March 31, 1996 and the results of their operations for the year ended December 31, 1995 and the three months ended March 31, 1996.

On June 20, 1996, Seafield's 54% owned subsidiary, Response
Oncology, Inc. (Response), acquired the general partnership interest of Jeffrey L. Paonessa, M.D., P.A. (Paonessa).

The accompanying pro forma consolidated balance sheet includes the acquired assets, assumed liabilities and effects of financing as if all acquisition practices held by Response had been acquired on March 31, 1996. The accompanying pro forma consolidated statements of operations reflect the pro forma results of operations, as adjusted, as if all acquisition practices held by Response had been acquired on January 1, 1995.

PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments reflected in the pro forma consolidated balance sheet are to reflect the fair values of assets acquired and liabilities assumed in connection with the acquisition of Paonessa, to reflect the issuance of long-term debt and cash payment to complete the acquisition; and to reflect the recording of management service agreements acquired.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The adjustments reflected in the pro forma consolidated statements of operations are as follows:

(a) To eliminate certain revenues and expenses that would not constitute revenue to Response or be the responsibility of Response pursuant to the Service Agreement.

(b) To accrue net revenue resulting from service agreements related to the acquisition of the practice. Amounts were calculated based upon actual operating results for the period, as adjusted, under the terms of the related service agreement.

(c) To reflect interest on the long-term debt issued. Interest was calculated at the annual rate of 6.5%.

(d) To record amortization of the intangible asset related to the service agreement. The assets are amortized over the service agreement period (40 years).

(e) To remove the effect of federal income taxes as Response would have utilized tax net operating loss carryforwards to fully offset the acquired practice's 1995 taxable income.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



     Date:  September 6, 1996              By:  /s/ Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary